Exhibit 99.4


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3


      ----------------------------------------------------------------------
              Class AF-1A Corridor Contract Agreement Schedule and
                                  Strike Rates

      ----------------------------------------------------------------------
                      Notional Schedule         Cap Strike      Cap Ceiling
         Period              ($)                    (%)             (%)
      ----------------------------------------------------------------------
            1               109,487,000          7.53840%        9.00000%
            2               107,499,942          6.53311%        9.00000%
            3               105,108,475          6.32221%        9.00000%
            4               102,130,462          6.53279%        9.00000%
            5                98,567,249          6.32190%        9.00000%
            6                94,423,150          6.32175%        9.00000%
            7                89,705,513          6.53234%        9.00000%
            8                84,424,768          6.32147%        9.00000%
            9                78,605,057          6.53206%        9.00000%
           10                72,305,797          6.32129%        9.00000%
           11                66,030,275          6.31090%        9.00000%
           12                59,873,140          6.97554%        9.00000%
           13                53,832,157          6.29264%        9.00000%
           14                47,904,673          6.50233%        9.00000%
           15                42,087,185          6.29252%        9.00000%
           16                36,377,610          6.50221%        9.00000%
           17                30,773,904          6.29240%        9.00000%
           18                25,274,062          6.29235%        9.00000%
           19                19,876,116          6.50202%        9.00000%
           20                14,578,135          6.29222%        9.00000%
           21                 9,666,314          6.50189%        9.00000%
           22                 4,877,182          6.29209%        9.00000%
      ----------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


  --------------------------------------------------------------------------------------------------------------------------
                                Class 2-AV Corridor Contract Agreement Schedule and Strike Rates

  --------------------------------------------------------------------------------------------------------------------------
                 Notional Schedule    Cap Strike   Cap Ceiling               Notional Schedule   Cap Strike    Cap Ceiling
     Period             ($)              (%)           (%)        Period            ($)              (%)           (%)
  --------------------------------------------------------------------------------------------------------------------------
        1               659,400,000    7.35647%      8.75000%       31              167,921,080    6.63697%      9.24873%
        2               649,787,304    6.34227%      8.75000%       32              155,756,516    6.40892%      9.24879%
        3               641,427,000    6.12961%      8.75000%       33              144,116,802    6.62579%      9.24876%
        4               631,323,853    6.34359%      8.75000%       34              132,966,643    6.40353%      9.24736%
        5               619,494,468    6.13088%      8.75000%       35              122,259,442    6.43235%      9.24091%
        6               605,965,948    6.13086%      8.75000%       36              111,856,796    8.45581%      9.20401%
        7               590,776,637    6.34396%      8.75000%       37               91,353,817    8.01571%     10.20535%
        8               573,976,048    6.13123%      8.75000%       38               91,353,817    8.29733%     10.20215%
        9               555,624,661    6.34393%      8.75000%       39               91,353,817    8.02818%     10.20185%
       10               535,793,950    6.13220%      8.74999%       40               91,353,817    8.31306%     10.19580%
       11               514,574,524    6.13218%      8.74998%       41               91,353,817    8.05374%     10.18398%
       12               492,102,057    6.81597%      8.74998%       42               91,353,817    9.20661%     10.08618%
       13               470,219,613    6.13255%      8.74999%       43               91,353,817    9.62443%     10.07330%
       14               449,039,527    6.34528%      8.74999%       44               88,336,627    9.30782%     10.07484%
       15               428,539,230    6.13250%      8.74998%       45               83,721,859    9.62816%     10.06523%
       16               408,696,914    6.34617%      8.74989%       46               79,616,065    9.31196%     10.06635%
       17               389,491,550    6.13337%      8.74990%       47               75,955,113    9.31836%     10.05515%
       18               370,902,625    6.13335%      8.74990%       48               72,685,108   11.51966%     11.51966%
       19               352,910,358    6.34652%      8.74990%       49               69,768,992   10.45552%     10.91572%
       20               335,495,678    6.13370%      8.74990%       50               67,159,488   10.81219%     10.90335%
       21               318,639,969    6.34646%      8.74989%       51               64,822,785   10.45528%     10.91394%
       22               302,325,322    6.13866%      8.74980%       52               62,729,112   10.81238%     10.90157%
       23               286,475,263    6.17032%      8.74981%       53               60,714,821   10.45665%     10.90432%
       24               270,895,345    7.06816%      8.74980%
       25               254,184,014    6.35279%      9.24983%
       26               238,144,855    6.56529%      9.24983%
       27               222,758,390    6.33837%      9.24984%
       28               208,011,517    6.55332%      9.24962%
       29               193,997,180    6.33897%      9.24895%
       30               180,651,045    6.42152%      9.24882%
  --------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------
                                Class 3-AV Corridor Contract Agreement Schedule and Strike Rates

   --------------------------------------------------------------------------------------------------------------------------
                  Notional Schedule    Cap Strike   Cap Ceiling               Notional Schedule   Cap Strike    Cap Ceiling
      Period             ($)              (%)           (%)        Period            ($)              (%)           (%)
   --------------------------------------------------------------------------------------------------------------------------
         1           690,800,000        7.71104%      9.75000%       31          183,013,784       6.91182%      9.74590%
         2           682,108,832        6.65010%      9.75000%       32          170,270,675       6.67604%      9.74579%
         3           674,311,259        6.42882%      9.75000%       33          158,055,188       6.90571%      9.74473%
         4           664,694,651        6.65210%      9.74986%       34          146,326,068       6.67372%      9.74424%
         5           653,270,128        6.42966%      9.74987%       35          135,052,624       6.72483%      9.72590%
         6           640,059,985        6.42988%      9.74987%       36          124,174,259       7.76995%      9.71951%
         7           625,097,982        6.65301%      9.74985%       37          109,938,250       8.36088%      9.72039%
         8           608,430,219        6.43086%      9.74986%       38          109,938,250       8.65438%      9.71791%
         9           590,113,511        6.65495%      9.74979%       39          109,938,250       8.37517%      9.71638%
        10           570,220,309        6.43287%      9.74967%       40          109,938,250       8.67085%      9.71332%
        11           548,913,588        6.43312%      9.74967%       41          109,938,250       8.39603%      9.64028%
        12           526,352,863        7.14940%      9.74964%       42          109,938,250       8.76295%      9.61683%
        13           503,221,054        6.43332%      9.74955%
        14           480,828,306        6.65611%      9.74938%
        15           459,151,006        6.43428%      9.74932%
        16           438,166,376        6.65721%      9.74899%
        17           417,852,202        6.43429%      9.74902%
        18           398,187,020        6.43418%      9.74903%
        19           379,150,085        6.65789%      9.74881%
        20           360,679,523        6.43494%      9.74863%
        21           342,802,155        6.65919%      9.74849%
        22           325,471,152        6.43752%      9.74820%
        23           307,886,153        6.57812%      9.74821%
        24           290,244,334        7.35393%      9.74801%
        25           272,869,640        6.61802%      9.74782%
        26           256,121,249        6.84022%      9.74750%
        27           240,101,530        6.60871%      9.74747%
        28           224,815,348        6.83214%      9.74692%
        29           210,238,316        6.66897%      9.74657%
        30           196,321,957        6.68305%      9.74645%
   --------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


      --------------------------------------------------------------------------------------------------------------------
                        Floating Rate Subordinate Corridor Contract Agreement Schedule and Strike Rates

      --------------------------------------------------------------------------------------------------------------------
                    Notional Schedule   Cap Strike  Cap Ceiling              Notional Schedule  Cap Strike   Cap Ceiling
         Period            ($)             (%)          (%)        Period           ($)             (%)          (%)
      --------------------------------------------------------------------------------------------------------------------
            1          361,200,000       7.53788%     8.25000%       31         361,200,000      6.77703%      9.24688%
            2          361,200,000       6.49959%     8.25000%       32         361,200,000      6.54504%      9.24687%
            3          361,200,000       6.28242%     8.24990%       33         361,200,000      6.76843%      9.24629%
            4          361,200,000       6.50106%     8.24974%       34         361,200,000      6.54121%      9.24536%
            5          361,200,000       6.28332%     8.24969%       35         361,200,000      6.58140%      9.23282%
            6          361,200,000       6.28337%     8.24963%       36         361,200,000      8.10631%      9.21293%
            7          361,200,000       6.50155%     8.24958%       37         361,200,000      8.19160%     10.21254%
            8          361,200,000       6.28398%     8.24956%       38         319,632,800      8.47875%     10.20968%
            9          361,200,000       6.50246%     8.24948%       39         281,170,691      8.20388%     10.20875%
           10          361,200,000       6.28543%     8.24941%       40         245,569,215      8.49349%     10.20421%
           11          361,200,000       6.28554%     8.24939%       41         213,655,453      8.22520%     10.16176%
           12          361,200,000       6.98586%     8.24931%       42         185,655,726      8.98596%     10.10154%
           13          361,200,000       6.28581%     8.24932%       43         167,011,538      9.25000%      9.53285%
           14          361,200,000       6.50367%     8.24922%       44         156,325,351      9.47716%     10.08007%
           15          361,200,000       6.28628%     8.24920%       45         146,834,122      9.50000%      9.76670%
           16          361,200,000       6.50467%     8.24898%       46         138,379,252      9.47805%     10.06876%
           17          361,200,000       6.28671%     8.24901%       47         130,828,195      9.48667%     10.04267%
           18          361,200,000       6.28665%     8.24902%       48         124,069,478      9.50000%      9.50000%
           19          361,200,000       6.50519%     8.24889%       49         118,467,944      9.50000%      9.79638%
           20          361,200,000       6.28721%     8.24882%       50         113,932,614      9.50000%      9.50000%
           21          361,200,000       6.50582%     8.24872%       51         109,872,636      9.50000%      9.79412%
           22          361,200,000       6.29096%     8.24856%       52         106,236,459      9.50000%      9.50000%
           23          361,200,000       6.37813%     8.24840%       53         102,826,660      9.50000%      9.78651%
           24          361,200,000       7.21378%     8.24846%
           25          361,200,000       6.48795%     9.24842%
           26          361,200,000       6.70539%     9.24824%
           27          361,200,000       6.47613%     9.24823%
           28          361,200,000       6.69540%     9.24783%
           29          361,200,000       6.50713%     9.24725%
           30          361,200,000       6.55479%     9.24723%
      --------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                      33